Tatum Ranch - Phoenix, Arizona

  SunCor's first complete master-planned community
  At the time it was built, Tatum Ranch was the only moderately priced, desert-oriented master-planned community in Northeast Phoenix
  1,400-acre community set in the Sonoran Desert in the Northeast Valley
  50 acres of commercial development
  Sold out in 1998
  3,500 homes sold

Scottsdale Mountain - Scottsdale, Arizona

  More than 700 acres preserved for open space and enhanced views
  One of the most prestigious communities in the Valley
  Dramatic views of the metropolitan area
  1,400-acre, gated community
  Opened for home sales in 1993; now in final close-out phase
  800 homes from $250,000 - $2,000,000

Palm Valley - Goodyear, Arizona

  9,000-acre master-planned community with shopping, restaurants, class "A" office space, medical buildings, golf courses, and a wide range of housing
  Quick access to downtown Phoenix
  Pebble Creek retirement community at the center of development
  Opened for home sales in 1993
  Homes range from the low $100's to luxury custom homesites
  Various homebuilders currently selling 1,200 - 1,500 homes per year

Sedona Golf Resort - Sedona, Arizona

  Created world-class residential and golf destination
  303-acre golf community
  Master plan includes residential, hotel, retail, and vacation ownership uses
  Partnership with WLD Enterprises, Inc.
  Opened for home sales in 1996
  Luxury homes from the low $200's and custom homesites from the mid $200's

SunRidge Canyon - Fountain Hills, Arizona

  Secluded golf course community in exclusive area
  950-acre community; includes over 500 acres of desert preserve
  Sales began in 1995

Rancho Viejo - Santa Fe, New Mexico

  Design drawn from rich cultural heritage of region
  Quality affordable homes for people who work in area, plus high-end custom homesites
  21,000 acres in Santa Fe County, New Mexico
  Opened for home sales in November 1998

Coral Canyon - Washington, Utah

  Gateway to some of nation's most beautiful national parks
  Village plan with neighborhood amenities as centerpiece
  2,500-acre golf course community north of St. George, Utah
  Opened for home sales in the second quarter of 2000

Hidden Hills - Scottsdale, Arizona

  419-acre community in the foothills of McDowell Mountains
  Natural open space, hiking trails, and walking paths accentuate desert lifestyle
  356 production homes and premium custom homesites
  Opened for sales in the second quarter of 2000

StoneRidge - Prescott Valley, Arizona

  1,850-acre master-planned community in Prescott Valley, Arizona
  Built around a core of seven neighborhoods bound by natural features and connected by pedestrian and bicycle pathways
  Partnership with WLD Enterprises, Inc.
  Groundbreaking to take place in the fourth quarter of 2000

Biltmore Estates - Phoenix, Arizona

  Luxury home development in premier location
  1,110-acre community
  Completed in 1997
Ancala Homes (not pictured)
  42-home subdivision completed in 1994

Costco / Sports Authority Plaza - Tempe, Arizona

  Retail center is "split," with space built on adjacent corners
  450,000-square-foot shopping center
  100% leased
  Joint venture with KIMCO
  Tenants include Costco, Sports Authority, Homebase, and PetSmart

Palm Valley Pavilions - Goodyear, Arizona

  Latest additions: Michael's and other shops
  Several tenants broke national opening-week sales records
  35-acre shopping center in Goodyear, Arizona
  Tenants include Target, Cracker Barrel, Chili's, TGI Friday's, Holiday Inn Express hotel, and a 14-screen movie theater

Palm Valley Marketplace - Goodyear, Arizona

  An 18-acre, 130,000-square-foot shopping center
  Anchored by a Safeway supermarket
  Phase II completed in late 1999

Quads on Kyrene - Tempe, Arizona

  155,000-square-foot business park
  Joint venture with SunState Builders
  Four-building, flex-tech industrial complex
  Sold in 1999

Talavi Business Park - Glendale, Arizona

  80-acre business park
  Commercial uses include flex-tech and garden office
  Focus on people-gathering areas such as courtyards
  Attracts major tenants like Mattel and COMDISCO

Black Canyon Commerce Park - Phoenix, Arizona

  16-acre business park
  Three buildings to total 175,000 square feet
  First two buildings 100% leased
  Construction began in 1999;Phase I & II completed in 2000
  50,000 square feet of office space currently under construction in Phase III

Palm Valley Office Park - Goodyear, Arizona

  First Class-A office park in Goodyear
  10-acre office park in Goodyear, Arizona
  First phase opened in November 1999 with 60% occupancy
  Currently 92% leased

Tempe Autoplex - Tempe, Arizona

  A major component of Tempe MarketPlace - a catalyst for new business in the area
  105-acre auto park
  13.28 acres remaining
  Dealerships include Cadillac, Oldsmobile, Pontiac GMC, Buick, Toyota, Honda, Saturn, Nissan, Dodge, Daewoo, Mitsubishi and Lincoln-Mercury
  Other users include Midas and Super Station Car Wash
Palm Valley Autoplex (not pictured) - Goodyear, Arizona
  Part of Palm Valley Crossing - a prominent retail and employment center in the rapidly growing West Valley
  100-acre auto park
  Current home to Yates Pontiac GMC
  Recent land sales include: Avondale Dodge, Germain Properties of Phoenix, and United Auto Group

Hayden Ferry Lakeside - Tempe, Arizona

  Catalyst mixed-use project for the visionary Tempe Town Lake
  Premium location close to regional airport and transportation corridors
  Phase I comprises a full-service hotel, 200,000 square feet of high-end office space, a restaurant, parking garage and the first of 388 condominiums
  Phased development to break ground in 2001

SunRidge Canyon Golf Course - Fountain Hills, Arizona

  42nd on Golf Magazine's "Top 100 You Can Play in the U.S."
  Follows the flow of the land
  Rugged desert course designed by Keith Foster
  6,823-yard, par-71 course open to the public
  35,000 annual rounds

Sedona Golf Resort - Sedona, Arizona

  Spectacular setting amid dramatic red rocks
  Acquired in 1995
  18-hole championship course, designed by Gary Panks
  6,642-yard, par-71 course
  40,000 annual rounds

Palm Valley Golf Center - Goodyear, Arizona

  Family-oriented golf club caters to all ages, skill levels
  Facility includes Arthur Hills championship course, Hale Irwin 18-hole executive course, 9-hole pitch-and-putt course, and lighted practice area
  One of the most complete golf learning facilities in the area
  Among the area's best junior golf programs
  Projected 93,000 annual rounds

Sanctuary Golf Course - Scottsdale, Arizona

  18-hole championship golf facility in Scottsdale, Arizona
  Built under the auspices of the Audubon Society
  Prime example of an environmentally sensitive project; mindful of wildlife habitat, water conservation, and waste control
  Adjacent to WestWorld, a nationally recognized equestrian center
  45,000 annual rounds (projected for 2000)

Coral Canyon Golf Course - Washington, Utah

  Breathtaking views in Southern Utah's "Color Country" near Zion National Park
  Clubhouse complete with golf shop, indoor grill, and outdoor covered pavilion
  Course design by Keith Foster
  Opened September, 2000
  7,029-yard, par-72 course open to the public
  38,000 annual rounds (projected for 2001)

Club West Golf Club - Phoenix, Arizona

  Desert-style course winds through the Sonoran Desert foothills
  Dramatic elevation changes and panoramic views of South Mountain
  Course design by Brian Whitcomb
  Acquired in September, 2000
  7,024-yard, par-72 course open to the public
  49,000 annual rounds (projected for 2001)

StoneRidge Golf Course -Prescott Valley, Arizona

  Groundbreaking scheduled for the fourth quarter of 2000
  Featured amenity for SunCor's newest master-planned community
  Designed to be 7,005-yard, par-72 course open to the public

PINNACLE WEST
CAPITAL CORPORATION

# Analyst Conference

## Thursday, October 26, 2000

Jack Davis

# Agenda

- Market Structure / Reliability
- California Experience
- Power Marketing
- Transmission
- Desert Star (RTO)
- Distribution Business

# Market Structure

# Market Structure


Price
Market
Reliability
Price
Market
Reliability

# Western Market


PX
ISO
Price
Reliability
Market
Structure

# Market Formation Challenges

- California investigation
- Public power
- Hydro based states
- Regulatory backlash
- State vs federal

# California Experience

# Natural Gas Prices -$/mmBTU


5.00
4.00
3.00
2.00
1.00
0.00
June
July
August
2000 Market
1999 Market

# Average Daily Electric Price - $/MWH



500
400
300
200
100
0
On-Pk '99
Off-Pk '99
On-Pk '00
Off-Pk '00
June
July
August

# Impact of ISO Cap Changes



CAP - ($/MWH)
250
500
750
1,000
$150
$105
$85
50
75
100
150
175
Average Price - ($/MWH)

# ISO Import Capability


California
ISO
7,500 MW
600 MW

# California Market Comments

- San Francisco load shed - not market issue
- No forward hedging - (contractual storage)
- Capacity/load withheld from market
- Short term market reliance
- Interruptible load - no price signal
- Different players - different rules
- Changes ???

# Power Marketing

# PNW Market Strategy



$
$
Basic Hedge
$
$
Load
Native Resources
0
Hours
24

# Enterprise Electric Hedge Strategy



Existing Resources
West Phx
Redhawk (1&2)
Hedge
SCE
Load
MWs
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
1250
4870
1300
1568
114
4870
1300
814
1030
114
4870
2000
2001
2002

# Transmission - WSCC Grid

# WSCC Grid



# Desert STAR

# Desert STAR Participants

- IOU
  - APS
  - El Paso Electric Co
  - Public Service Co of CO
  - Public Service Co of NM
  - Texas-New Mexico Pwr Co
  - Tucson Electric Power Co

- Public
  - Arizona Elec Pwr Co-Op, Inc
  - Basin Electric Power Co-op
  - Colorado Springs Utilities
  - Platte River Power Authority
  - Salt River Project
  - Tri-State Gen & Tran Authority
  - WAPA
    - Desert Southwest Region
    - River Storage Project Center
    - Rocky Mountain Region

# Desert STAR States



# Desert STAR vs CALISO - Characteristics

| Area | Desert Star | CALISO |
|---|---|---|
| Governance | Independent | Stakeholders |
| Market Structure | Forward hedging | Day ahead pricing |
| Pricing | License plate | Postage stamp |
| Purchase Requirements | Open market | PX requirement |

# Distribution Business

# Distribution Business Drivers


Growth
Cost
Management
Reliability
Customer
Satisfaction
Supply
Procurement
ACC

# AZ Corporation Commission

- Two seats open
- Meeting with candidates
- Virtues of APS settlement
- Competition perspective

# The End

# Environmental Strategy

Analyst Conference
Ed Fox
October 26, 2000

PINNACLE WEST

# Commitment to the Environment

- Vice President of EH&S Position
- Board of Directors adds environmental oversight
- Endorsed CERES Principles
- First Electric utility to submit EH&S report

PINNACLE WEST

# Commitment to the Environment (continued)

- EHS Policy
- EHS Management Plan


CORPORATE STRATEGIC PLAN
Corporate Code of Conduct
EHS Policy
EHS Management Plan
EHS Management Practices
Facility-Specific Procedures

PINNACLE WEST

# Third Party Recognition

- Innovest



PINNACLE WEST

# Ahead of the Curve

- Standards
  - Ozone
  - Sulfur Dioxide
  - Nitrous Oxides

# Ahead of the Curve


CO2 Emission by Operations
lb/lwh
1,600
1,200
800
400
0
1991
1992
1993
1994
1995
1996
1997
1998
1999
APS
Industry Average

PINNACLE WEST

# Ahead of the Curve



$SO_2$ Emission by Operations
lb/lwh
12
10
8
6
4
2
0
1991
1992
1993
1994
1995
1996
1997
1998
1999
APS
Industry Average

PINNACLE WEST

# Ahead of the Curve


NOx Emission by Operations
lb/lwh
6
4
2
0
1991
1992
1993
1994
1995
1996
1997
1998
1999
APS
Industry Average

# Ahead of the Curve

- Visibility and Regional Haze
- BART

PINNACLE WEST

# Ahead of the Curve

- Mercury
- Climate Change

PINNACLE WEST

# Staying Ahead of the Curve

- Fuel Diversification







PINNACLE WEST

# Beyond Compliance

- San Juanico



PINNACLE WEST

# Beyond Compliance

- Childs-Irving



PINNACLE WEST

# Beyond Compliance

- Renewable Energy Research



PINNACLE WEST

# Beyond Compliance

- Solar Partners
- Remote Solar
- New Technologies
  - High Concentration
  - Dish Sterling
  - Fuel Cells
- Renewable Portfolio Standard

PINNACLE WEST

# Power Marketing 2000

David A. Hansen
Analyst Conference
October 26, 2000

PINNACLE WEST


Power Marketing
Hedging
Wholesale Marketing

# Objectives

**Hedging**

- Manage commodity price risk to ensure financial performance of the enterprise
- Provide sufficient capacity, energy and ancillary services to meet native load obligations
- Provide sufficient fuel to generators to maximize value

# Core Competencies

- Risk Management
    - Valuation
        - Execution
            - Market Knowledge

# Palo Verde Electricity Prices
# October 1999 Forward Prices vs. Actual



$/Mwh
180
160
140
120
100
80
60
40
20
0
10/1/99
10/22/99
11/12/99
12/3/99
12/24/99
1/14/00
2/4/00
2/25/00
3/17/00
4/7/00
4/28/00
5/19/00
6/9/00
6/30/00
7/21/00
8/11/00
9/1/00
9/22/00
DATE
Monthly Actual
Monthly Future

# Palo Verde Electricity Prices
# Monthly & Daily Actuals



360
320
280
240
200
160
120
80
40
0
$/Mwh
10/1/99
10/22/99
11/12/99
12/3/99
12/24/99
1/14/00
2/4/00
2/25/00
3/17/00
4/7/00
4/28/00
5/19/00
6/9/00
6/30/00
7/21/00
8/11/00
9/1/00
9/22/00
DATE
Daily Actuals
Monthly Actuals

# How We Hedge

*Electricity*

- 6 x 16
  - Call Options
    - Put Options
      - Basis Swaps

*Natural Gas*

- NYMEX Futures Contracts
  - Basis Swaps
    - Swing Options

# Hedge Strategy on Peak Day



Hedge 2
Hedge 1
6,000
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
MW
Firm Purchases
Native Generation
1
2
3
4
5
6
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
21
22
23
24
HOUR

# EPNG Pipeline System


Anadarko Basin
Dumas Station
Bondad Station
Blanco Station
San Juan Basin
North Mainlines
Permian - San Juan Crossover
Topock
Havasu
Valve City
Maricopa
Plains Station
Ehrenberg
South Mainlines
Eunice Station
Permian Basin
Cornudas Station
Waha Station

# Hedging Complexities

*Volumetric Risk*

- Load Forecast Risk
  - Weather Risk
    - Unit Outage Risk
      - Counterparty Performance Risk

*Hedge Structure*

- Forwards, Options, Swaps?
  - Fixed, Floating?

*Market Liquidity*

- Is the strategy executable?
  - At what price is the strategy executable?

# APS Fuel & Purchased Power Variance for Retail Load
# Year-To-Date September 30, 2000
# (Millions of Dollars)

- Load
- Power Prices
- Gas Prices
- Other

**Increased Net Fuel and Purchased Power $83**

## APS Hedge Benefit for Retail Load
## Year-To-Date September 30, 2000
## (Millions of Dollars)

- Load
- Power Prices
- Gas Prices
- Other


Hedge Benefit $75
Increased Net Fuel and Purchased Power $83

## APS Net Variance for Retail Load
## Year-To-Date September 30, 2000
## (Millions of Dollars)

- Load
- Power Prices
- Gas Prices
- Other



Increased Net Fuel and Purchased Power $83
Increased Revenue $98

- Retail Sales

# Revenue Net of Energy Costs
## (Millions of Dollars, Before Income Taxes)

Power Marketing


$10
$29
$23
1997
1998
1999

# What is it?

Power Marketing

- Wholesale transactions to buy/sell energy and energy related products
- Arbitrage trading of wholesale portfolio to capture additional value

PINNACLE WEST

# Strengths

Power Marketing

- Geographic Location
- Solid Reputation in Marketplace
- Investment in Infrastructure

# Major WSCC Trading Hubs


British Columbia
Mid Columbia
COB
Borah/Brady
Northern CA
Mead
4-Corners
Southern CA
Palo Verde
Mexico

PINNACLE WEST

# Power Marketing Revenue Net of Energy Costs
## (Millions of Dollars, Before Income Taxes)



$10
$29
$23
$84
1997
1998
1999
2000
Through Sept.

# Continued Challenges

- FAS 133
- Market Liquidity
- Regulatory Response
- Development of RTOs

# Third Quarter Earnings Overview

Becky Hickman
Analyst Conference
October 26, 2000

PINNACLE WEST

# Pinnacle West
## Unconsolidated Income Statement
### (Millions of Dollars, Except Per Share Amounts)

| | Three Months Ended September 30, | |
|---|---|---|
| | 2000 | 1999 |
| Income From Continuing Operations | | |
| APS | $ 124 | $ 130 |
| SunCor | 2 | -- |
| El Dorado | (9) | -- |
| Parent and Other Subsidiaries | (1) | (4) |
| Total | $ 116 | $ 126 |
| Earnings Per Share - Diluted | $ 1.37 | $ 1.48 |

*7% Decrease*

# Pinnacle West
## Major Factors Affecting Third Quarter Earnings*
## 2000 vs. 1999

| | Millions of Dollars | EPS |
|---|---|---|
| Income From Continuing Operations | | |
| Power marketing** | $ 19 | $ 0.22 |
| Price decrease effective July 1, 2000 | (5) | (0.06) |
| Absence of ITC amortization | (13) | (0.15) |
| El Dorado investment mark-to-market | (9) | (0.10) |
| Real estate operations | 3 | 0.03 |
| Other factors – net | (5) | (0.05) |
| Total | $(10) | $ (0.11) |

* After income taxes

** Revenue net of energy costs

# Pinnacle West
## Unconsolidated Income Statement
### (Millions of Dollars, Except Per Share Amounts)

| | Twelve Months Ended September 30, | |
|---|---|---|
| | 2000 | 1999 |
| Income From Continuing Operations | | |
| APS | $ 288 | $ 268 |
| SunCor | 11 | 7 |
| El Dorado | 18 | -- |
| Parent and Other Subsidiaries | (13) | (15) |
| Total | $ 304 | $ 260 |
| Earnings Per Share - Diluted | $ 3.59 | $ 3.06 |

*17% Increase*

# Pinnacle West

## Customer and Sales Growth

### Periods Ended September 30, 2000 and 1999

| | 3-Month Comparison | 12-Month Comparison |
|---|---|---|
| Customer Growth | 3.8% | 3.8% |
| Electricity (KWH) Sales Growth | | |
| Residential | 10.8% | 12.5% |
| Commercial and Industrial | 6.8% | 3.5% |
| Total Retail | 8.3% | 7.3% |
| Wholesale | 67.5% | 37.1% |
| Total | 37.3% | 19.9% |

# Pinnacle West Energy Generation Asset Transfer

J. M. Levine
October 26, 2000

# What Are We Doing and When?

- Transfer all generation assets and personnel from APS to PWE
- Fossil assets and operations - 1/1/01
- Nuclear assets (SCE) - 6/1/01
  - PWE becomes operating agent
- Nuclear asset (APS share)- 12/31/02

# Regulatory Approvals and Consents - FERC

- Section 203 - Asset Transfer
  - Expect FERC approval by end of 4th quarter
- Section 205 - Market Rate Tariff
  - FERC approval received 9/26/00
- Section 205 - APS Ancillary Services
  - FERC approval received 10/10/00
- Section 205 - PWE Ancillary Services
  - FERC approval received 10/10/00

# Regulatory Approvals and Consents

- SEC Application
  - Filed for approval to classify PWE as a Public Utility under PUHCA section 9(a)(2)
  - Expect approval by 4th quarter 2000
- IRS
  - Private letter ruling filed
  - Expect approval by 4th quarter 2000
- Environmental Agencies
  - APP and NPDES letters sent
    - Publicly noticed for 30 days
  - All other permits filed
    - Notification only

# Participant Consent

- Four Corners
  - Amended co-tenancy agreement completed
  - Amended operating agreement to allow ownership change
  - Assign PWE as operating agent
- Navajo
  - No changes to co-tenancy or operat[illegible] needed [illegible]
- Cholla
  - Assign PWE as operating agent
- Yucca
  - Assigned PWE as operating agent - 10/9/00

# Navajo Nation and Bureau of Indian Affairs Consents

- Four Corners and Navajo
  - Obtained approval for consent protocol
  - Letters submitted to Nation and BIA to obtain approvals
  - Approval expected by 4th quarter 2000

# Contract Consents and Notices

- Vendors, fuel suppliers, permits, licenses, etc.
- Approximately 2000 notices sent
- 18 consents required
  - 14 approved to date
  - 4 remaining will be received prior to year-end

# Corporate Interactions

- Interaffiliate Relationships
  - Formalized agreements
    - Master Reciprocal Services
    - Master Facilities Maintenance
    - Power Sale (PWE to PNW)
    - Power Purchase (APS from PNW)

# Corporate Interactions

- System Reliability
  - Reliability of the system will not be impacted
  - Formalized Agreements include:
    - Master Interconnection
    - Master Ancillary Services
    - Transmission Services

# Transfer Activities - Post 1/1/01

- Palo Verde transfer
  - Timing
  - NRC requirements

# SunCor Development Company

Analyst Conference
John Ogden
October 26, 2000

SunCor

**Our Mission:**

**To be the premier real estate development company serving the Southwest.**

**To provide our customers with the best value in the marketplace.**

**To be industry leaders through customer responsiveness, quality products, professionalism, and financial strength.**

**Committed to a business environment that promotes creativity, entrepreneurial spirit, integrity, and attention to detail in all that we do.**

# SunCor is...


Master-planned Communities


Home Building


Golf Courses


Commercial Development


Focus on...
Master-planned Communiti
TATUM RANCH
SUNCOR


Master-planned Communities
TATUM RANCH
SCOTTSDALE MOUNTAIN
SUNCOR


Master-planned Communities
TATUM RANCH
SCOTTSDALE MOUNTAIN
PALM VALLEY
SunCor


Master-planned Communities
TATUM RANCH
SCOTTSDALE MOUNTAIN
PALM VALLEY
SEDONA GOLF RESORT
SUNCOR


Master-planned Communities
TATUM RANCH
SCOTTSDALE MOUNTAIN
PALM VALLEY
SEDONA GOLF RESORT
SUNRIDGE CANYON
SUNCOR


Master-planned Communities
TATUM RANCH
SCOTTSDALE MOUNTAIN
PALM VALLEY
SEDONA GOLF RESORT
SUNRIDGE CANYON
RANCHO VIEJO
SUNCOR


Master-planned Communities
TATUM RANCH
SCOTTSDALE MOUNTAIN
PALM VALLEY
SEDONA GOLF RESORT
SUNRIDGE CANYON
RANCHO VIEJO
CORAL CANYON
SUNCOR

# Master-planned Communities

TATUM RANCH

SCOTTSDALE MOUNTAIN

PALM VALLEY

SEDONA GOLF RESORT

SUNRIDGE CANYON

RANCHO VIEJO

CORAL CANYON

HIDDEN HILLS



SunCor

# Master-planned Communities

TATUM RANCH

SCOTTSDALE MOUNTAIN

PALM VALLEY

SEDONA GOLF RESORT

SUNRIDGE CANYON

RANCHO VIEJO

CORAL CANYON

HIDDEN HILLS

STONERIDGE



SunCor

# Past Projects

BILTMORE ESTATES

ANCALA HOMES



SunCor

# Focus on...

## Commercial Development

### Retail

COSTCO/SPORTS AUTHORITY PLAZA



SUNCOR

# Commercial Development
## Retail

**COSTCO/SPORTS AUTHORITY PLAZA**

**PALM VALLEY PAVILIONS**


TARGET

SunCor

# Commercial Development
## Retail

COSTCO/SPORTS AUTHORITY PLAZA

PALM VALLEY PAVILIONS

PALM VALLEY MARKETPLACE


SAFEWAY
FOOD & DRUG

SunCor


Commercial Development
Office
QUADS ON KYRENE
SunCor

# Commercial Development
## Office

QUADS ON KYRENE

TALAVI BUSINESS PARK



SunCor


Commercial Development
Office
QUADS ON KYRENE
TALAVI BUSINESS PARK
BLACK CANYON COMMERCE PARK
SUNCOR


Commercial Development
Office
QUADS ON KYRENE
TALAVI BUSINESS PARK
BLACK CANYON COMMERCE PARK
PALM VALLEY OFFICE PARK
SUNCOR


Commercial Development
Auto
PALM VALLEY AUTOPLEX
TEMPE AUTOPLEX
[redacted]
SunCor


Commercial Development
Mixed-Use
HAYDEN FERRY LAKESIDE
SunCor


Focus on...
Golf
SunCor


Golf
SUNRIDGE CANYON GOLF CLUB
SunCor


Golf
SUNRIDGE CANYON GOLF CLUB
SEDONA GOLF RESORT
SUNCOR


Golf
SUNRIDGE CANYON GOLF CLUB
SEDONA GOLF RESORT
PALM VALLEY GOLF CENTER
SUNCOR


Golf
SUNRIDGE CANYON GOLF CLUB
SEDONA GOLF RESORT
PALM VALLEY GOLF CENTER
SANCTUARY AT WESTWORLD
SunCor

# Golf

SUNRIDGE CANYON GOLF CLUB

SEDONA GOLF RESORT

PALM VALLEY GOLF CENTER

SANCTUARY AT WESTWORLD

CORAL CANYON GOLF COURSE



# Golf

SUNRIDGE CANYON GOLF CLUB

SEDONA GOLF RESORT

PALM VALLEY GOLF CENTER

SANCTUARY AT WESTWORLD

CORAL CANYON GOLF COURSE

CLUB WEST GOLF CLUB

SunCor


Golf
SUNRIDGE CANYON GOLF CLUB
SEDONA GOLF RESORT
PALM VALLEY GOLF CENTER
SANCTUARY AT WESTWORLD
CORAL CANYON GOLF COURSE
CLUB WEST GOLF CLUB
And coming soon… STONERIDGE
SunCor

# 2000 Targets

- Increase home closings to 464 , up from 345
- Prepare groundbreaking of Hayden Ferry Lakeside for Spring 2001
- Begin construction of StoneRidge community in fourth quarter
- Coral Canyon opened in first quarter
- First homes sold in Hidden Hills community in Spring 2000



SunCor

# Pre-tax Income


$ in Millions
10
8
6
4
2
0
(2)
(4)
(6)
(8)
(10)
(10)
(6)
(4)
1
4
4
5
8
10
'91
'92
'93
'94
'95
'96
'97
'98
'99

SunCor

# Revenues


$ in Millions
140
120
100
80
60
40
20
0
13
20
32
60
56
101
124
125
130
'91
'92
'93
'94
'95
'96
'97
'98
'99

SunCor

# Dividends


$ in Millions
40
35
30
25
20
15
10
5
0
21
21
27
38
30
20
'91
'92
'93
'94
'95
'96
'97
'98
'99

SunCor

# Business Segment Strategy

| | IRR | Debt | Cash | Risk | Stability | Marketability |
|---|---|---|---|---|---|---|
| Land Development | > 30% | < 50% | > 50% | 3 | 1 | 1 |
| Commercial Development | 15 - 20% | > 70% | < 30% | 1 | 3 | 3 |
| FEC / Golf Courses | 20 - 25% | 50 - 70% | 30 - 50% | 2 | 3 | 3 |
| Homebuilding | > 35% | 90% | 10% | 1 - 2 | 2 | 2 |

1 = Lowest
2 = Medium
3 = Highest

SunCor

SunCor

# Financial Outlook

Mike Palmeri
Analyst Conference
October 26, 2000

PINNACLE WEST
CAPITAL CORPORATION

# Pinnacle West
## Top Quartile EPS and Dividend Growth
### 1995 - 1999


EPS Growth
20%
10%
0%
(10)%
(20)%
Top Quartile
PNW
(30)%
(20)%
(10)%
0%
10%
20%
Dividend Growth

# PNW Financial Objectives

- Achieve top quartile earnings and dividend growth
- Continue strong cash flow to support growth
- Maintain financial strength and flexibility

Got Earnings!

# Financial Results

# PNW Consolidated Income Statement
## Year to Date September Results

Got Earnings!

| ($ Millions) | *YTD 2000* | *YTD 1999* |
|---|---|---|
| Total Revenues | $ 2,852 | $ 1,877 |
| Operating Expenses | (2,299) | (1,396) |
| Operating Income | 553 | 481 |
| Other Income | 14 | (2) |
| Interest Expense | (113) | (111) |
| Income Tax Expense | (194) | (143) |
| Net Income | $ 260 | $ 225 |

+16%

# Changing Business Segments

# Business Unit Assets


1999
APS (Integrated)
Other Unregulated


2003
APS (Delivery)
PWEC
Other Unregulated

# Business Unit Earnings Contribution



1999
APS (Integrated)
Other Unregulated



2003
APS (Delivery)
PWEC
Other Unregulated

# Non-Energy Subsidiaries

# PNW Non-Energy Subsidiaries


$453M
SunCor
Assets
$44M
El Dorado

# El Dorado
## Strategic Focus

- Capture the value of high-tech investments
  - 65% realized LTM
- Future investments limited to opportunities in the energy sector

# Financial Performance

# Key Earnings Factors

Got Earnings!

- Customer growth
- Announced generation expansion plans
- Risk management
- 1999 regulatory settlement
- Other non-regulated results
- Other market & economic conditions

# PNW Production vs. Load


GWH
50,000
40,000
30,000
20,000
10,000
0
2000
2001
2002
2003
PNW Production
SCE Purchase
APS Load

# Capital Expenditures


$ Millions
1,500
1,200
900
600
300
0
2000
2001
2002
2003
Delivery
Generation
Other

# PNW Consolidated
## Capital Expenditures & Available Cash


Got Cash Flow!
$ Millions
1,500
1,200
900
600
300
0
2000
2001
2002
2003
Capital Expenditures
Available Cash

# PNW Consolidated
## Net Cash Flow % of Capital Expenditures

Got Cash Flow!



125%
100%
75%
50%
25%
0%
2000
2001
2002
2003

# PNW Debt as % of Capitalization*



Got Cash Flow!
60%
58%
56%
54%
52%
50%
1995
1996
1997
1998
1999
2000
2001
2002
2003

* Adjusted for PV2 Sale/Leaseback

# Payout Ratio Comparison


80%
70%
60%
50%
40%
30%
1994
1995
1996
1997
1998
1999
Sep-00
PNW
Industry

# Financial Focus

- Manage supply & demand imbalances
- Commitment to maintaining financial flexibility
- Harvest growth in the region

# Summary

- Achieve top quartile EPS and DPS growth

- Manage cash deployment strategies to maximize value to the corporation

- Produce premier industry valuation

APS energy SERVICES
The Power to Choose™

# Vicki Sandler
# Analyst Presentation
# October 26, 2000

# Overview

## APSES Short and Long Term Objectives

- Shape development of competitive market in the West
- Apply market intelligence for benefit of Enterprise
- Develop new products/services
- Cultivate entrepreneurial talent with critical future skills
- Maintain agility to enter and exit markets
- Disciplined & targeted acquisition of profitable customers
- Capture long term value of retail customer as hedge in downward markets
- Contribute to earnings

# Overview

## Short/Long Term Strategies


Short Term
Long Term
Retail Price
Wholesale Price

Margin Generation

Control Usage

Cultivate, Educate, Shape

Retail Price = hedge in downward cycle

**Net Result = stability and higher enterprise earnings**

# Results

## MARKETS



Nevada - 2001
Utah
New Mexico - 2002
California - 1997
Arizona - 1999
Texas - 2001 Pilot

## PRODUCTS/SERVICES

| |
|---|
| Commodity |
| Advanced Home Solution |
| Energy Services |
| Regulatory & Consulting |
| District Cooling/Northwind |
| Energy Info |

# Results

## California Commodity Customers

Texas Instruments

American Yeast

La Quinta Inn

Albertsons

Smart&Final

Air Products

International IOR Rectifier

Sanitation Districts of Los Angeles County

National Gypsum Company

Queen Carpet

WAL★MART

# Results

## Power Advantage/Lighting & HVAC Products & Services

Pizza Hut

Burger King

ACE

YWCA

Cuna Mutual Group

Mission Palms

The Lily

Qwest

St. Mary's Food Bank

# Results

## AZ Large Energy Efficiency Projects

# Results

## District Cooling



Bank One Ballpark

### Northwind Phoenix

Pipeline started Oct. '00
In Service Summer '01

Customers:
BOB
Maricopa County Jail & Admin Bldg.
Crowne Plaza Hotel
Dodge Theatre

*Other Northwind Opportunities pending*

# Results

## Mass Markets

**Arizona**


Security
Telephones
Computers
Digital Video Network
APS energy SERVICES
&
COX COMMUNICATIONS

**Nationwide**

ADVANCED SOLUTION HOME

# Results

## *MyEnergyPro™*



PG&E
SCE
SDGE



- Web based B2B
- Consultative Energy Management
- Energy Cost Allocation
- Budget planning
- Market price information
- Energy Procurement

# Results

## Regulatory Successes

California

- SCE Generation credit audit
- ISO fees reduced
- PX credit - procurement costs reduced

Arizona

- Tucson Electric Power fees reduced
- ISA single path certainty
- Ownership of metering equipment
- Standardization of business processes
- SRP/ Tucson Electric Power levelized playing field

# Outlook


Advanced Home Solutions
Consulting Services
Energy Services
Commodity
District Cooling/ Northwind
Consulting Services
Advanced Home Solutions
Energy Services
Energy Info
Commodity

Price Driven

Service Driven

# Outlook

APS energy SERVICES
The Power to Choose

Short Term

- Shaping competitive markets in West
- Developing new products/services
- Cultivating talent with critical future skills
- Steadily adding profitable customers
- Maintaining agility

Long Term

- Customer base as hedge
- Earnings contribution

APS energy SERVICES

The Power to Choose

# APS Generation

W.L. Stewart
PWCC Analyst Conference
October 26, 2000

# Baseload Capacity Factor


Percent
100
90
80
70
60
50
40
Actual
Forecast
1985
1990
1995
1999
2000
2001

PINNACLE WEST

# Coal Capacity Factor Comparison


Percent
100
90
80
70
60
50
40
1990
1995
1999
2000
2001
APS
National

PINNACLE WEST

# Nuclear Capacity Factor Comparison


Percent
100
90
80
70
60
50
40
1990
1995
1999
2000
2001
APS
National

# Palo Verde Refueling vs National



Avg Days per Outage
Palo Verde
National
70
65
60
55
50
45
40
35
30
25
1995
1996
1997
1998
1999

PINNACLE WEST

# PV2 Refueling Outage

- Day 23
- Major activities
  - Steam generator ECT
  - Fuel pin inspection
  - Cooling tower inspection
  - Low pressure turbine rotor repair

# Production Cost


$/MWh
20
19
18
17
16
15
14
13
12
11
10
APS
National
1995
1996
1997
1998
1999

# Pinnacle West Energy Update

PINNACLE WEST

# PWE New Construction

- Redhawk
  - 2000 MWs
  - 4 CC units
- West Phoenix
  - 650 MWs
  - 2 CC units

# PWE New Construction



I-17
Greater
Phoenix
Area
I-10
CHQ
PVNGS
Redhawk Power Plant
West Phoenix
Power Plant

# Redhawk



# Redhawk 1 & 2 Project Schedule



Start Construction Fall 2000
In Service Summer 2002
RH 1
June 2000
June 2001
June 2002
RH 2
Start Construction Fall 2000
In Service Summer 2002

PINNACLE WEST

# Redhawk 3 & 4 Project Schedule


Start Construction
Summer 2003
In Service
Summer 2005
RH 3
June
June
June
June
2004
June
2005
June
2006
RH 4
Start
Construction
Summer 2004
In Service
Summer 2006

# West Phoenix


FUTURE HOME OF
WEST PHOENIX UNITS
4
5
A PINNACLE WEST ENERGY PROJECT

PINNACLE WEST

# West Phoenix 4 & 5 Project Schedule


Construction in Progress June 2000
Deliver Major Equip. Dec 2000
In Service Summer 2001
WP4
June 2000
June 2001
June 2002
June 2003
June 2004
June 2005
WP5
Start Construction Summer 2001
Deliver Major Equipment Nov 2002
In Service Summer 2003

# West Phoenix Unit 4



PINNACLE WEST

# Edison Asset Acquisition

- Sale pending
- Competitive bidding in process
- CPUC application pending
- Targeted closing still mid-2001

PINNACLE WEST

# Generation Fuel Mix



Nuclear
Coal
Gas
2000
Goal

PINNACLE WEST

# PWEC - Generation Strategies

- Maintain balanced asset portfolio
- Best practice asset operator
- Stay in the West

# Pinnacle West

## Announced New Generation Construction

| Commercial Operation Targets | Unit | Partner | PNW Share (MW) |
|---|---|---|---|
| 2001 | West Phoenix 4 | -- | 116 |
| 2002 | Redhawk 1 & 2 | -- | 996 |
| 2003 | West Phoenix 5 | 50% Calpine | 258 |
| 2005 | Redhawk 3 | -- | 515 |
| 2007 | Redhawk 4 | -- | 515 |
| | | | 2,400 |

# Pinnacle West

## Announced Generation Acquisitions

| Targeted Acquisition Date | Unit | PNW Share (MW) |
|---|---|---|
| Mid - 2001 | 48% Four Corners 4 & 5 | 710 |
| Mid - 2001 | 16% Palo Verde 1, 2, & 3 | 600 |
| | | 1,310 |